SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): March 21, 1997


                           D & E COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)


        Pennsylvania                  000-20709                23-2837108
(State or other jurisdiction         (Commission             (IRS Employer
      of incorporation)              File Number)        Identification Number)


     Brossman Business Complex, 124 East Main Street, Ephrata, PA    17522
             (Address of principal executive offices)              (ZIP Code)


        Registrant's telephone number, including area code: 717-733-4101

Item 2. Acquisition or Disposition of Assets

     On March 21, 1997, D & E Communications, Inc., the Registrant ("D & E"), acquired all of the assets and liabilities of PCS One, Inc., a New Jersey corporation ("PCS One"), by means of the merger of PCS One with and into D & E (the "Merger"). In the Merger, the outstanding shares of PCS One capital stock were converted into an aggregate of 340,630 shares of the Common Stock, $0.16 per share par value, of D & E (the "Shares"). D & E also paid the expenses incurred by PCS One in connection with the Merger in the amount of $165,514. The consideration paid in the Merger was determined by arm's length negotiation.
D & E paid the cash consideration from cash on hand.

     D & E previously filed a registration statement with respect to the offering of the Shares issued in the transaction ("Registration Statement"). The Registration Statement became effective on January 21, 1997.

     The assets of PCS One acquired by D & E in the Merger consisted primarily of the Federal Communication Commission C-Block broadband personal communication services license for the Lancaster, Pennsylvania Basic Trading Area (the "License"). D & E intends to design, build, operate, and market PCS One services in the Lancaster Basic Trading Area under the License.

     Before the effective time of the Merger, Donald R. Kaufmann, the Chief Executive Officer of Red Rose Communications, Inc. (a wholly-owned subsidiary of D & E) and Vice President of D & E, was also a director of PCS One and the holder of shares of PCS One Series A Convertible Preferred Stock, par value $0.01 per share.

     Before the effective time of the Merger, The D and E Group, a former affiliate of D & E, was the holder of shares of PCS One Series A Convertible Preferred Stock.

     The Registrant's Press Release, dated March 31, 1997 and filed herewith as an exhibit, is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits


        (a) The balance sheets of PCS One as of December 31, 1996 and 1995, and related statements of operations and accumulated deficit, stockholders' equity, and cash flows for the years then ended; notes to the financial statements; and the reports of independent public accountants thereon are not included in this report on Form 8-K. Such financial statements and accountants' reports will be filed in an amendment to this Form 8-K not later than 60 days after April 5, 1997.

        (b) Pro forma financial information.

                  The required pro forma financial information is not included in this report on Form 8-K. The required pro forma financial information will be filed in an amendment to this Form 8-K not later than 60 days after April 5, 1997.

        (c) Exhibits.

            Exhibit No.                                                         Reference
            -----------                                                         ---------
                2.01        Agreement and Plan of Merger, by and         Incorporated herein by reference
                            between PCS One, Inc. and D & E              from Exhibit 2.1 of D & E's
                            Communications, Inc., dated as of            Registration Statement on
                            December 12, 1996                            Form S-4 (Registration
                                                                         No. 333-18659), effective
                                                                         on January 21, 1997.

                2.02        Amendment No. 1 To Agreement and Plan        Incorporated herein by
                            of Merger, by and between PCS One, Inc.      reference from Exhibit 2.1
                            and D & E Communications, Inc., dated        of D & E's Registration
                            as of December 18, 1996                      Statement on Form S-4
                                                                         (Registration Form S-4
                                                                         effective on January 21, 1997.

               99.01        D & E Shareholder Agreement, dated as        Filed herewith.
                            of March 21, 1997, by and between D & E
                            and various shareholders of D & E

               99.02        Press Release, dated March 31, 1997          Filed herewith.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      D & E COMMUNICATIONS, INC.
                                      (Registrant)



Date:  April 7, 1997                  By: /s/ Thomas E. Morell
                                          -------------------------------------
                                          Mr. Thomas E. Morell, Vice President,
                                          Chief Financial Officer and Treasurer

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

--------------------------------------------------------------------------------

                                    EXHIBITS


                                   filed with


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                  April 7, 1997

--------------------------------------------------------------------------------

                           D & E Communications, Inc.

                                  EXHIBIT INDEX

    Exhibit No.                                                           Reference
    -----------                                                           ---------
        2.01         Agreement and Plan of Merger, by and         Incorporated herein by reference
                     between PCS One, Inc. and D & E              from Exhibit 2.1 of D & E's
                     Communications, Inc., dated as of            Registration Statement on
                     December 12, 1996                            Form S-4 (Registration
                                                                  No. 333-18659), effective
                                                                  on January 21, 1997.

        2.02         Amendment No. 1 To Agreement and Plan        Incorporated herein by
                     of Merger, by and between PCS One, Inc.      reference from Exhibit 2.1
                     and D & E Communications, Inc., dated        of D & E's Registration
                     as of December 18, 1996                      Statement on Form S-4
                                                                  (Registration No. 333-18659),
                                                                  effective on January 21, 1997.

       99.01         D & E Shareholder Agreement, dated as        Filed herewith.
                     of March 21, 1997, by and between D & E
                     and various shareholders of D & E

       99.02         Press Release, dated March 31, 1997          Filed herewith.

                                      -i-

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